UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2018

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	2110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{B2333521; 2}

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2018, the board of directors, or the Board, of Iron Mountain Incorporated, or the Company, elected Monte Ford, age 59, to serve as a director of the Company effective November 1, 2018. There are no arrangements or understandings between Mr. Ford and any other persons pursuant to which he was elected as a director, and Mr. Ford has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Ford does not have a family relationship with any member of the Board or any executive officer of the Company. Effective November 1, 2018, Mr. Ford will serve on the Compensation Committee and Risk & Safety Committee of the Board.

Mr. Ford has served as principal partner for CIO Strategy Exchange, or CIOSE, since 2013. Prior to CIOSE, Mr. Ford served as Executive Chairman and Chief Executive Officer of Aptean, Inc., or Aptean, a producer of enterprise software. Before Aptean, Mr. Ford served as Senior Vice President and Chief Information Officer of American Airlines, with responsibility for its information technology services group. Currently, Mr. Ford serves as an independent director on the boards of directors of Akamai Technologies, Inc., a content delivery network and cloud service provider, and The Michaels Companies, Inc., owner and operator of arts and crafts specialty retail stores. Mr. Ford earned his Bachelor of Science in Business Administration from Northeastern University in Boston, Massachusetts.

For his service as a director, Mr. Ford will be entitled to the compensation that the Company generally provides to its non-employee directors. A summary of the Company’s currently-effective director compensation plan, or the Director Compensation Plan, is filed as Exhibit 10.47 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and is incorporated by reference herein. Mr. Ford will also be able to participate in the Iron Mountain Incorporated Directors Deferred Compensation Plan. Effective November 1, 2018, pursuant to the Director Compensation Plan, Mr. Ford will receive a pro-rated annual grant of restricted stock units, or RSUs, under the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan. Each RSU represents the right to receive one full share of the Company’s common stock, and the RSUs will vest immediately upon grant.

{B2333521; 2}

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer

Date: October 15, 2018

{B2333521; 2}